Exhibit 24

POWER OF ATTORNEY OF EDS DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Electronic Data Systems Corporation, a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, an Annual Report for 2003 on Form 10-K, hereby constitutes and appoints Michael H. Jordan, Jeffrey M. Heller, Robert H. Swan and D. Gilbert Friedlander his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, to execute such Form 10-K and any and all amendments thereto on behalf of the undersigned in the capacity indicated.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of the 23rd day of February, 2004.

/S/ ROGER A. ENRICO
Director

POWER OF ATTORNEY OF EDS DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Electronic Data Systems Corporation, a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, an Annual Report for 2003 on Form 10-K, hereby constitutes and appoints Michael H. Jordan, Jeffrey M. Heller, Robert H. Swan and D. Gilbert Friedlander his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, to execute such Form 10-K and any and all amendments thereto on behalf of the undersigned in the capacity indicated.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of the 23rd day of February, 2004.

/S/ WILLIAM H. GRAY, III
Director

POWER OF ATTORNEY OF EDS DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Electronic Data Systems Corporation, a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, an Annual Report for 2003 on Form 10-K, hereby constitutes and appoints Michael H. Jordan, Jeffrey M. Heller, Robert H. Swan and D. Gilbert Friedlander his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, to execute such Form 10-K and any and all amendments thereto on behalf of the undersigned in the capacity indicated.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of the 23rd day of February, 2004.

/S/ RAY J. GROVES
Director

POWER OF ATTORNEY OF EDS DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Electronic Data Systems Corporation, a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, an Annual Report for 2003 on Form 10-K, hereby constitutes and appoints Michael H. Jordan, Jeffrey M. Heller, Robert H. Swan and D. Gilbert Friedlander his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, to execute such Form 10-K and any and all amendments thereto on behalf of the undersigned in the capacity indicated.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of the 23rd day of February, 2004.

/S/ ELLEN M. HANCOCK
Director

POWER OF ATTORNEY OF EDS DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Electronic Data Systems Corporation, a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, an Annual Report for 2003 on Form 10-K, hereby constitutes and appoints Michael H. Jordan, Jeffrey M. Heller, Robert H. Swan and D. Gilbert Friedlander his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, to execute such Form 10-K and any and all amendments thereto on behalf of the undersigned in the capacity indicated.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of the 23rd day of February, 2004.

/S/ JEFFREY M. HELLER
Director

POWER OF ATTORNEY OF EDS DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Electronic Data Systems Corporation, a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, an Annual Report for 2003 on Form 10-K, hereby constitutes and appoints Michael H. Jordan, Jeffrey M. Heller, Robert H. Swan and D. Gilbert Friedlander his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, to execute such Form 10-K and any and all amendments thereto on behalf of the undersigned in the capacity indicated.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of the 23rd day of February, 2004.

/S/ RAY L. HUNT
Director

POWER OF ATTORNEY OF EDS DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Electronic Data Systems Corporation, a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, an Annual Report for 2003 on Form 10-K, hereby constitutes and appoints Michael H. Jordan, Jeffrey M. Heller, Robert H. Swan and D. Gilbert Friedlander his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, to execute such Form 10-K and any and all amendments thereto on behalf of the undersigned in the capacity indicated.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of the 23rd day of February, 2004.

/S/ C. ROBERT KIDDER
Director

POWER OF ATTORNEY OF EDS DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Electronic Data Systems Corporation, a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, an Annual Report for 2003 on Form 10-K, hereby constitutes and appoints Michael H. Jordan, Jeffrey M. Heller, Robert H. Swan and D. Gilbert Friedlander his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, to execute such Form 10-K and any and all amendments thereto on behalf of the undersigned in the capacity indicated.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of the 23rd day of February, 2004.

/S/ JUDITH RODIN
Director